UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                   FORM 8-K/A

                               Amendment No. 2 to
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 13, 2006

                                   Averox Inc.
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             (Exact name of registrant as specified in its charter)

           Nevada                   000-28867                    88-0407936
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(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)

Suite No. 7, Ground Floor, Evacuee Trust Complex, Agha Khan Rd.,
                    F 5/1 Islamabad, Pakistan
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             (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code +92-51-2875737

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

On November 14, 2006, Averox Inc. (the "Registrant") filed a Current Report on Form 8-K as amended by Amendment No. 1 filed on November 16, 2006 (collectively, the "Current Report"), reporting that on November 13, 2006, the Registrant consummated the transaction contemplated by the Exchange Agreement, dated October 30, 2006, by and among the Registrant, certain shareholders of the Registrant, Pearl Consulting FZ-LLC, a free zone limited liability company organized under the laws of Dubai, UAE ("Pearl Dubai") and Salman Mahmood ("Mahmood"). Accordingly, the Registrant acquired the issued and outstanding shares of stock of Pearl Dubai, in exchange for the issuance in the aggregate of 6,500,000 shares of common stock of the Registrant, which shares represented 65% of the issued and outstanding stock of the Registrant. The Current Report is incorporated by reference herein.

This Amendment No. 2 to the Current Report is being filed to amend Item 4.01 and
Item 9.01 of the Current Report. This amendment corrects the disclosure made in
Item 4.01 (b) and provides the unaudited financial statements required by Item
9.01 (a) for the three months ended September 30, 2006.

ITEM 4.01 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      (b) The Registrant reported that on November 13, 2006 it had engaged Kabani & Company, Inc. ("Kabani") as its new independent certified public accountants. However, Kabani's engagement was limited to Pearl Consulting FZ-LLC and not the Registrant in spite of the Registrant's understanding that Kabani's engagement extended to the Registrant. The Registrant subsequently determined not to engage Kabani as its independent certified accountants.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

      (d) Exhibits:

      99.4 Averox FZ- LLC (formerly Pearl Consulting FZ-LLC) unaudited consolidated balance sheet dated September 30, 2006, and unaudited consolidated statement of operations and unaudited statement of cash flows for the three months then ended.


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

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AVEROX INC.


Date: January 17, 2007                    By: /s/ Salman Mahmood
                                              ----------------------------------
                                          Name:  Salman Mahmood
                                          Title: Chairman of the Board and Chief
                                                 Executive Officer,
                                                 (Principal Executive Officer)


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